UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 21, 2020
FRANKLIN FINANCIAL NETWORK, INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-36895	20-8839445
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

722 Columbia Avenue, Franklin, Tennessee 37064
(Address of Principal Executive Offices)

615-236-2265
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	FSB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
On January 21, 2020, Franklin Financial Network, Inc. (“Franklin”) issued a press release (the “Earnings Release”) announcing its consolidated financial results for the year ended December 31, 2019 and the quarter ended December 31, 2019. A copy of the Earnings Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety into this Item 2.02.
The information provided in this Item 2.02, including the Earnings Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 8.01	Other Events
On January 21, 2020, Franklin and FB Financial Corporation, a Tennessee corporation (“FB Financial”), issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of January 21, 2020 (the “Merger Agreement”), entered into by and among Franklin, FB Financial and Paisley Acquisition Corporation, a Tennessee corporation and a direct wholly-owned subsidiary of FB Financial (“Merger Sub”), pursuant to which on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Franklin, with Franklin as the surviving corporation and a direct, wholly-owned subsidiary of FB Financial, and immediately thereafter Franklin will merge with and into FB Financial. A copy of the joint press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
In addition, in light of the announcement of the Merger Agreement, the live broadcast of Franklin’s earnings webcast and conference call previously scheduled at 8:00 a.m. CST on Thursday, January 23, 2020 will be cancelled, and Franklin and FB Financial will hold a joint conference call to discuss the announced merger on Tuesday, January 21, 2020, at 5:00 p.m. CST. The investor presentation to be used on the call is filed as Exhibit 99.3 and is incorporated herein by reference.
IMPORTANT INFORMATION FOR SHAREHOLDERS AND INVESTORS
In connection with the proposed merger, FB Financial will file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”). The registration statement will contain the joint proxy statement of Franklin and FB Financial to be sent to the FB Financial and Franklin shareholders seeking their approvals in connection with the merger and the issuance of FB Financial common stock in the merger. The registration statement will also contain the prospectus of FB Financial to register the shares of FB Financial common stock to be issued in connection with the merger. A definitive joint proxy statement/prospectus will also be provided to FB Financial and Franklin shareholders as required by applicable law. Investors and shareholders are encouraged to read the registration statement, including the joint proxy statement/prospectus that will be part of the registration statement, as well as any other relevant documents filed by FB Financial and Franklin with the SEC, including any amendments or supplements to the registration statement and other documents filed with the SEC, because they will contain important information about the proposed merger, Franklin, and FB Financial. The registration statement and other documents filed with the SEC may be obtained for free on the SEC’s website (www.sec.gov). The definitive proxy statement/prospectus will also be made available for free by contacting FB Financial Corporation Investor Relations at (615) 564-1212 or investors@firstbankonline.com, or by contacting Franklin Investor Relations at (615) 236-8327 or investors@franklinsynergy.com. This report does not constitute an offer to sell, the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
PARTICIPANTS IN THE SOLICITATION
FB Financial, Franklin, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from FB Financial and Franklin shareholders in connection with the proposed merger under the rules of the SEC. Information about the directors and executive officers of FB Financial may be found in the definitive proxy statement for FB Financial’s 2019 annual meeting of shareholders, filed with the SEC by FB Financial on April 16, 2019, and other documents subsequently filed by FB Financial with the SEC. Information about the directors and executive officers of Franklin may be found in the definitive proxy statement for Franklin’s 2019 annual meeting of shareholders, filed with the SEC by Franklin on April 12, 2019, and other documents subsequently filed by Franklin with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus when it becomes available. Free copies of these documents may be obtained as described in the paragraph above.
FORWARD-LOOKING STATEMENTS

Certain statements contained in this report may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements relating to the timing, benefits, costs, and synergies of the proposed merger with FB Financial (which we refer to as the “FB Financial merger”), and FB Financial’s and Franklin’s future plans, results, strategies, and expectations. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s or Franklin’s control. The inclusion of these forward-looking statements should not be regarded as a representation by FB Financial, Franklin or any other person that such expectations, estimates, and projections will be achieved. Accordingly, FB Financial and Franklin caution shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) the risk that the cost savings and any revenue synergies from the proposed FB Financial merger may not be realized or may take longer than anticipated to be realized, (2) disruption from the proposed FB Financial merger with customer, supplier, or employee relationships, (3) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement with FB Financial, (4) the failure to obtain necessary regulatory approvals for the FB Financial merger, (5) the failure to obtain the approval of FB Financial and Franklin’s shareholders in connection with the FB Financial merger, (6) the possibility that the costs, fees, expenses, and charges related to the FB Financial merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (7) the failure of the conditions to the FB Financial merger to be satisfied, (8) the risks related to the integration of the combined businesses (as well as FB Financial’s pending acquisition of FNB Financial Corp. and any future acquisitions), including the risk that the integration will be materially delayed or will be more costly or difficult than expected, (9) the diversion of management time on merger-related issues, (10) the ability of FB Financial to effectively manage the larger and more complex operations of the combined company following the FB Financial merger, (11) the risks associated with FB Financial’s pursuit of future acquisitions, (12) the risk of expansion into new geographic or product markets, (13) reputational risk and the reaction of the parties’ customers to the FB Financial merger, (14) FB Financial’s ability to successful execute its various business strategies, including its ability to execute on potential acquisition opportunities, (15) the risk of potential litigation or regulatory action related to the FB Financial merger, and (16) general competitive, economic, political, and market conditions. Further information regarding FB Financial, Franklin and factors which could affect the forward-looking statements contained herein can be found in FB Financial's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2019, June 30, 2019 and September 30, 2019, and its other filings with the SEC, and in Franklin's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2019, June 30, 2019 and September 30, 2019, and its other filings with the SEC.
Many of these factors are beyond FB Financial’s and Franklin’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this report, and neither FB Financial nor Franklin undertakes any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for FB Financial or Franklin to predict their occurrence or how they will affect FB Financial or Franklin.
FB Financial and Franklin qualifies all of their forward-looking statements by these cautionary statements.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description

99.1	Press Release of Franklin Financial Network, Inc., dated January 21, 2020

99.2	Joint Press Release of Franklin Financial Network, Inc. and FB Financial Corporation, dated January 21, 2020

99.3	Investor Presentation (incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K of FB Financial Corporation, filed January 21, 2020)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2020

FRANKLIN FINANCIAL NETWORK, INC.

By:	/s/ Christopher J. Black
Christopher J. Black
Executive Vice President and
Chief Financial Officer